John Hancock Investment Trust
Supplement dated October 1, 2017, to the current Class A and Class I Prospectus (the “Prospectus”)

John Hancock Small Cap Core Fund (the fund)

Effective October 1, 2017, the Annual fund operating expenses table and the Expense example table in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A		I
Management fee[1]	0.87		0.87
Distribution and service (Rule 12b-1) fees	0.25	[2]	0.00
Other expenses	0.25	[3]	0.23	[4]
Acquired fund fees and expenses[5]	0.00		0.00
Total annual fund operating expenses	1.37		1.10
[1]	"Management fee" has been restated to reflect the contractual management fee schedule effective October 1, 2017.
[2]	"Distribution and service (Rule 12b-1) fees" have been restated to reflect the Rule 12b-1 plan fee schedule effective October 1, 2017.
[3]	"Other expenses," such as expected transfer agency expenses, have been estimated for the first year of operations of the fund’s Class A shares.
[4]	"Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
[5]
“Acquired fund fees and expenses” for the fund have been restated to reflect an amendment to the fund’s “Non-Fundamental Investment Restrictions” effective October 1, 2017 to prohibit the fund from investing in business development companies (“BDCs”). In meeting its investment restrictions, the fund does not currently incur any acquired fund fees or expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	I
1 year	633	112
3 years	912	350
5 years	1,212	606
10 years	2,064	1,340

Additionally, in the “Fund summary” section under the heading “Portfolio management” and in the “Fund details” section under the heading “Who’s who ─ Subadvisor,” Bill Talbot’s title is updated from “Senior Portfolio Manager” to “Senior Managing Director and Senior Portfolio Manager.”

Effective October 1, 2017, in the “Fund details” section, under the heading “Who’s who — Management fee,” the disclosure regarding the fund’s management fee schedule is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets ($)	Annual Rate (%)
First 300 million	0.870
Next 300 million	0.830
Next 300 million	0.815
Excess Over 900 Million	0.800

During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.89% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above became effective October 1, 2017.

Also effective October 1, 2017, in the “Your account” section, under the heading “Class cost structure — Class A shares,” the second bullet point is modified as follows:

•	Distribution and service (Rule 12b-1) fees of 0.25%

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.